UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 15, 2004

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(502) 357-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in “Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement” and Exhibits 4.1 and 4.2 to this Current Report on Form 8-K are incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

6 5/8% Senior Notes due 2014

On October 15, 2004, Ventas Realty, Limited Partnership (“Ventas Realty”) and Ventas Capital Corporation (“Ventas Capital,” and together with Ventas Realty, the “Issuers”), wholly owned subsidiaries of Ventas, Inc. (the “Company”), issued and sold $125.0 million aggregate principal amount of 6 5/8% Senior Notes due 2014 (the “Notes”) of the Issuers through a private placement to qualified institutional buyers pursuant to Rule 144A and in offshore transactions pursuant to Regulation S, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Notes were sold pursuant to a Purchase Agreement, dated October 8, 2004, by and among the Issuers, the Company and Ventas LP Realty, L.L.C., a wholly owned subsidiary of the Company (“Ventas LLC” and, together with the Issuers and the Company, the “Ventas Entities”), and Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC (collectively, the “Initial Purchasers”), a copy of which is filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 2.03 by reference. The Notes bear interest at a rate of 6 5/8%, payable semi-annually in arrears on April 15 and October 15 of each year, commencing on April 15, 2005. The Notes mature on October 15, 2014. The Notes are unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Company and certain of its subsidiaries until certain conditions are met.

The Notes are general unsecured obligations of the Issuers, the Company and the other guarantors, ranking equal in right of payment with such entities’ existing and future senior unsecured indebtedness and ranking senior in right of payment to all of such entities’ existing and future subordinated indebtedness. The Notes will be effectively subordinated to all borrowings and other obligations under the Credit Agreement (defined below) with respect to the assets securing those obligations. The Notes will also be structurally subordinated to the indebtedness and other obligations of the Company’s subsidiaries that are not guarantors with respect to the assets of those entities.

The Issuers intend to use the net proceeds from the sale of the Notes to repay a portion of their outstanding indebtedness under the Company’s Third Amended and Restated Credit, Security and Guaranty Agreement, dated as of September 8, 2004 (the “Credit Agreement”), among the Company, as guarantor, Ventas Realty, as borrower, and the lenders identified therein. As lenders under the Credit Agreement, affiliates of each of the Initial Purchasers will receive bank fees and repayments in respect of loans outstanding under the Credit Agreement to be funded with the net proceeds from the offering of the Notes. Banc of America, N.A., an affiliate of Banc of America Securities LLC, is the administrative agent, issuing bank and cash collateral bank under the Credit Agreement. In addition, affiliates of each of the other Initial Purchasers serve in various agent capacities under the Credit Agreement.

The terms of the Notes, summarized below, are governed by the Indenture, dated as of October 15, 2004, among the Issuers, the Company and certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee (the “Indenture”). The Indenture contains certain covenants that limit the Issuers’ ability and the ability of the Company and its Restricted Subsidiaries, as defined therein, to, among other things, incur debt; incur secured debt; make certain dividend payments, distributions and investments; enter into certain transactions, including transactions with affiliates; restrict dividends or other payments from subsidiaries; merge, consolidate or transfer all or substantially all of their respective assets; and sell assets. Upon the occurrence of certain types of changes of control, the Indenture requires the Issuers to make an offer to repurchase the Notes at 101% of the principal amount thereof, plus any accrued and unpaid interest to the repurchase date, unless certain conditions are met.

The Indenture allows the Issuers to redeem the Notes, in whole at any time or in part from time to time, (i) at a redemption price of 100% of the principal amount thereof plus a make-whole premium if the redemption occurs before October 15, 2009 and (ii) at redemption prices of 103.313%, 102.208% and 101.104% of the principal amount thereof if the redemption occurs during the respective 12-month periods beginning on October 15 of the years 2009, 2010 and 2011 and at a redemption price of 100% of the principal amount thereof on and after October 15, 2012, in each case, plus any accrued and unpaid interest to the redemption date. In addition, the Issuers may redeem up to 35% of the Notes before October 15, 2007 with net cash proceeds from certain equity offerings at a redemption price of 106.625% of the principal amount of the Notes to be so redeemed, plus any accrued and unpaid interest to the redemption date.

The Indenture contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-defaults to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the Trustee or the holders of at least 25% in principal amount of the then outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of the amounts due under the Notes.

U.S. Bank National Association, the trustee under the Indenture, is also the trustee under each of the indentures relating to the Issuers’ 8 3/4% Senior Notes due 2009 and 9% Senior Notes due 2012.

The foregoing description of the Notes and the Indenture is qualified by reference in its entirety to the Indenture, a copy of which is filed herewith as Exhibit 4.1 and incorporated in this Item 2.03 by reference.

The Notes have not been registered under the Securities Act, or applicable state securities laws, and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or applicable exemptions from these registration requirements.

Registration Rights Agreement

On October 15, 2004, the Ventas Entities and the Initial Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Ventas Entities agreed to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Exchange Offer Registration Statement”) under the Securities Act relating to the registration of a new series of 6 5/8% Senior Notes due 2014 (the “Exchange Notes”), with terms substantially similar to the Notes, on or prior to December 14, 2004. Upon the effectiveness of the Exchange Offer Registration Statement, the Ventas Entities are required to offer to the holders of the Notes pursuant to an exchange offer (the “Exchange Offer”) who are able to make certain representations the opportunity to exchange their Notes for Exchange Notes. The Ventas Entities are required to use their commercially reasonable efforts to have the Exchange Offer Registration Statement declared effective by the Commission on or prior to 180 days after October 15, 2004. Unless the Exchange Offer would not be permitted by applicable law or Commission policy, the Ventas Entities must commence the Exchange Offer and use their best efforts to issue within 30 business days, or longer if required by the federal securities laws, after the date on which the Exchange Offer Registration Statement is declared effective by the Commission, Exchange Notes in exchange for all Notes tendered prior thereto in the Exchange Offer. If the Exchange Offer is prohibited by applicable law or Commission policy, or is otherwise not consummated within 30 business days after the 180th day following October 15, 2004, the Ventas Entities are required to file with the Commission a shelf registration statement (“Shelf Registration Statement”) to cover resales of the Notes by the holders of the Notes who satisfy certain conditions relating to the provision of information in connection with such Shelf Registration Statement. If so obligated, the Ventas Entities are required to use their best efforts to file the a Shelf Registration Statement with the Commission on or prior to 45 days after such filing obligation arises and to cause such shelf registration to be declared effective by the Commission on or prior to 180 days after such obligation arises.

If the Ventas Entities fail to satisfy any of the obligations described above on a timely basis, the Ventas Entities are required to pay liquidated damages in the form of additional interest on the notes to the holders of the Notes under certain circumstances. The Ventas Entities must pay liquidated damages on the Notes if: (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to December 14, 2004, (ii) the Commission does not declare the Exchange Offer Registration Statement effective on or prior to the 180th day following October 15, 2004, or (iii) the Exchange Offer is not consummated on or prior to the 30th business day following the date of effectiveness of the Exchange Offer Registration Statement.

The foregoing description of the Registration Rights Agreement is qualified by reference in its entirety to the Registration Rights Agreement, a copy of which is filed herewith as Exhibit 4.2 and incorporated in this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits:

Exhibit Number	Description

4.1	Indenture, dated October 15, 2004, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee.

4.2	Registration Rights Agreement, dated as of October 15, 2004, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc. and Ventas LP Realty, L.L.C., as Guarantors, and Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Initial Purchasers.

99.1	Purchase Agreement, dated as of October 8, 2004, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc. and Ventas LP Realty, L.L.C., as Guarantors, and Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Initial Purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENTAS, INC.

Date: October 15, 2004	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated October 15, 2004, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee.

4.2	Registration Rights Agreement, dated as of October 15, 2004, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc. and Ventas LP Realty, L.L.C., as Guarantors, and Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Initial Purchasers.

99.1	Purchase Agreement, dated as of October 8, 2004, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, Ventas, Inc. and Ventas LP Realty, L.L.C., as Guarantors, and Banc of America Securities LLC, J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Securities LLC, as Initial Purchasers.